SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 28 2004

                          Golden Phoenix Minerals, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Minnesota                  0-22905               41-1878178
   (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)

         1675 East River Prater Way, Sparks, Nevada            89434
          (Address of principal executive offices)           (Zip code)

       (775) 853-4919 Registrant's telephone number, including area code


          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

      (b) Effective December 28, 2004, Michael Fitzsimonds resigned for personal reasons as Chairman of the Board of Directors and Chief Executive Officer of Golden Phoenix Minerals, Inc. (the "Company"). Mr. Fitzsimonds will continue to serve as a Director and President of the Company. Effective December 28, 2004, the Board of Directors of the Company appointed Steven D. Craig and Jeffrey P. Tissier as Co-Chairmen of the Board of Directors of the Company. On December 29, 2004, the Company issued a press release with respect to these events.

      Mr. Craig currently serves as an officer and Director of the Company. Mr. Tissier currently serves as a Director of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit                       Description                   Location
-------                       -----------                   --------

Exhibit 16.1                  Press Release                 Provided herewith
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 29, 2004         GOLDEN PHOENIX MINERALS, INC.

                                   By:    /s/ Jeffrey P. Tissier
                                   --------------------------------------------
                                   Name:  Jeffrey P. Tissier
                                   Title: Co-Chairman of the Board of Directors